Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-190038

July 11, 2014

For institutional investors only. Not for further distribution. Barclays Women in Leadership Total Return USD Index Ticker: BXIIWILT <Index> Source: Barclays, Bloomberg, ISS, June 3, 2008—July 9, 2014 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Year 2008 -10.23% 1.48% 1.59% -7.87% -18.80% -9.90% 1.95% -36.40% 2009 -9.45% -11.15% 13.88% 14.12% 7.52% -0.23% 10.75% 3.27% 4.16% -2.34% 5.15% 2.33% 40.42% 2010 -2.07% 3.20% 6.81% 0.97% -6.43% -5.20% 6.92% -3.93% 9.06% 3.50% 0.45% 5.26% 18.53% 2011 0.85% 3.61% -0.18% 4.21% -0.21% -0.88% -3.74% -6.84% -6.93% 11.54% 1.27% 1.45% 2.83% Monthly and Annual Returns (hypothetical historical data) Pre-inception period: Index Base Date is June 3, 2008 – Index Launch Date is July 7, 2014. All data relating to the period prior to the launch date of the Index is purely hypothetical and has not been verified by an independent third party. Figures marked in blue in the tables below reflect actual historical index levels. Alternative modelling techniques or assumptions may produce different hypothetical historical information that might prove to be more appropriate and differ significantly from the hypothetical historical information set forth herein. Back-tested hypothetical historical results have inherent limitations and are achieved by a retroactive application of a back-tested model designed with the benefit of hindsight, and may reflect a bias towards positive performance. Neither actual nor back-tested hypothetical historical data should be taken as an indication of future performance. Index returns are for illustrative purposes only and do not reflect any investor fees, transaction costs and expenses. Indexes are unmanaged and one cannot invest directly in an index. The Index is designed to provide exposure to U.S.-based listed companies that have gender-diverse leadership and which meet market capitalization and trading volume thresholds. To be included in the Index, a company must, among other things, have a female CEO and/or at least 25% female members on the board of directors. 2012 3.91% 3.03% 2.92% -0.04% -4.82% 3.50% 0.42% 1.50% 3.91% -1.70% -0.14% 1.61% 14.62% 2013 6.29% 2.09% 4.53% 2.12% 1.54% -0.95% 4.97% -3.67% 2.35% 5.17% 3.98% 2.34% 34.95% 2014 -3.07% 4.08% 1.30% 0.07% 1.94% 1.59% 5.90% Date Index Level 6/3/2008 100.0000 6/4/2008 100.0440 6/5/2008 101.6439 6/6/2008 98.1358 6/9/2008 97.6522 6/10/2008 97.8400 6/11/2008 95.7902 6/12/2008 96.4872 6/13/2008 97.8339 6/16/2008 97.8525 6/17/2008 96.7853 6/18/2008 95.5454 6/19/2008 95.8723 6/20/2008 93.7938 6/23/2008 92.8380 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

Date Index Level 6/24/2008 92.8366 6/25/2008 93.8807 6/26/2008 90.5920 6/27/2008 89.9427 6/30/2008 89.7653 7/1/2008 89.8819 7/2/2008 88.7791 7/3/2008 88.4308 7/7/2008 87.8240 7/8/2008 89.5331 7/9/2008 87.1394 7/10/2008 87.0861 7/11/2008 85.9380 7/14/2008 84.7591 7/15/2008 83.8177 7/16/2008 87.6690 7/17/2008 89.6861 7/18/2008 90.1264 7/21/2008 89.5667 7/22/2008 91.7497 7/23/2008 93.1791 7/24/2008 89.9167 7/25/2008 89.5939 7/28/2008 87.9009 7/29/2008 90.5766 7/30/2008 92.2253 7/31/2008 91.0918 8/1/2008 90.6238 8/4/2008 90.5272 8/5/2008 93.3794 8/6/2008 93.0213 8/7/2008 91.2943 8/8/2008 93.7384 8/11/2008 94.8568 8/12/2008 93.4607 8/13/2008 92.6462 8/14/2008 93.4574 8/15/2008 94.2496 8/18/2008 92.7155 8/19/2008 91.1444 8/20/2008 91.1938 8/21/2008 91.2279 8/22/2008 92.6202 8/25/2008 90.7003 8/26/2008 90.8750 8/27/2008 91.7832 8/28/2008 93.7490 8/29/2008 92.5400 9/2/2008 93.1493 9/3/2008 93.0199 9/4/2008 89.8814 9/5/2008 90.6290 9/8/2008 92.4740 9/9/2008 89.7064

9/10/2008 89.8278 Date Index Level 9/11/2008 89.9353 9/12/2008 89.5212 9/15/2008 86.6342 9/16/2008 88.4588 9/17/2008 83.9580 9/18/2008 87.4161 9/19/2008 91.1075 9/22/2008 87.2124 9/23/2008 85.6549 9/24/2008 85.3683 9/25/2008 87.7366 9/26/2008 87.9188 9/29/2008 81.1436 9/30/2008 85.2553 10/1/2008 84.4582 10/2/2008 81.2397 10/3/2008 79.8568 10/6/2008 76.2296 10/7/2008 71.8930 10/8/2008 70.8697 10/9/2008 66.0209 10/10/2008 66.0289 10/13/2008 72.4082 10/14/2008 71.5813 10/15/2008 65.6486 10/16/2008 67.6351 10/17/2008 67.6041 10/20/2008 70.7099 10/21/2008 68.6468 10/22/2008 64.8237 10/23/2008 65.6118 10/24/2008 63.6520 10/27/2008 61.5002 10/28/2008 67.6589 10/29/2008 66.2328 10/30/2008 68.1917 10/31/2008 69.2302 11/3/2008 69.5152 11/4/2008 71.4507 11/5/2008 68.1097 11/6/2008 64.7311 11/7/2008 66.3966 11/10/2008 64.8963 11/11/2008 63.5318 11/12/2008 60.6671 11/13/2008 64.3394 11/14/2008 61.6527 11/17/2008 59.7202 11/18/2008 59.7632 11/19/2008 56.1118 11/20/2008 52.6732 11/21/2008 55.6171 11/24/2008 59.0514

Date Index Level 11/25/2008 59.0583 11/26/2008 61.2832 11/28/2008 62.3797 12/1/2008 57.1592 12/2/2008 59.4979 12/3/2008 60.9297 12/4/2008 59.1162 12/5/2008 61.8841 12/8/2008 64.7170 12/9/2008 63.0428 12/10/2008 63.1786 12/11/2008 61.1671 12/12/2008 61.8239 12/15/2008 60.8647 12/16/2008 64.3505 12/17/2008 63.7009 12/18/2008 62.5856 12/19/2008 62.7354 12/22/2008 61.3796 12/23/2008 60.5378 12/24/2008 61.1871 12/26/2008 61.5914 12/29/2008 60.9615 12/30/2008 62.5594 12/31/2008 63.5955 1/2/2009 65.1798 1/5/2009 64.7488 1/6/2009 65.4403 1/7/2009 63.6261 1/8/2009 63.6552 1/9/2009 62.4284 1/12/2009 61.1308 1/13/2009 60.9209 1/14/2009 58.7767 1/15/2009 58.4656 1/16/2009 58.7449 1/20/2009 55.5987 1/21/2009 58.1024 1/22/2009 57.5162 1/23/2009 57.5274 1/26/2009 58.0109 1/27/2009 59.1493 1/28/2009 61.3525 1/29/2009 59.0627 1/30/2009 57.5844 2/2/2009 57.7206 2/3/2009 58.4883 2/4/2009 57.5407 2/5/2009 58.1926 2/6/2009 60.2877 2/9/2009 60.4921 2/10/2009 57.4228 2/11/2009 58.1261 2/12/2009 58.2299

Date Index Level 2/17/2009 55.1598 2/18/2009 54.7327 2/19/2009 53.9347 2/20/2009 53.2548 2/23/2009 51.4644 2/24/2009 53.5182 2/25/2009 53.0699 2/26/2009 52.2558 2/27/2009 51.1616 3/2/2009 48.8866 3/3/2009 48.3517 3/4/2009 49.2491 3/5/2009 47.0669 3/6/2009 47.4596 3/9/2009 47.6163 3/10/2009 51.7305 3/11/2009 51.5769 3/12/2009 54.6031 3/13/2009 55.1611 3/16/2009 55.0824 3/17/2009 56.9401 3/18/2009 59.1942 3/19/2009 57.4807 3/20/2009 55.7135 3/23/2009 60.6712 3/24/2009 58.9613 3/25/2009 59.8713 3/26/2009 60.9386 3/27/2009 59.6938 3/30/2009 56.6939 3/31/2009 58.2651 4/1/2009 59.0578 4/2/2009 61.0106 4/3/2009 62.3541 4/6/2009 61.4981 4/7/2009 60.2287 4/8/2009 60.7924 4/9/2009 65.2725 4/13/2009 66.7169 4/14/2009 64.4165 4/15/2009 65.5745 4/16/2009 66.3232 4/17/2009 67.0917 4/20/2009 62.6688 4/21/2009 64.6531 4/22/2009 64.1614 4/23/2009 64.6471 4/24/2009 65.8270 4/27/2009 65.0806 4/28/2009 64.6895 4/29/2009 66.0203 4/30/2009 66.4920 5/1/2009 66.3958 5/4/2009 70.1094

Date Index Level 5/5/2009 69.8936 5/6/2009 72.3271 5/7/2009 71.9023 5/8/2009 74.1198 5/11/2009 72.0564 5/12/2009 71.0915 5/13/2009 68.5205 5/14/2009 69.6736 5/15/2009 68.5288 5/18/2009 71.1073 5/19/2009 70.6876 5/20/2009 70.4454 5/21/2009 69.4912 5/22/2009 69.2019 5/26/2009 70.8788 5/27/2009 69.3845 5/28/2009 70.5101 5/29/2009 71.4950 6/1/2009 73.1653 6/2/2009 73.2488 6/3/2009 72.1916 6/4/2009 72.9220 6/5/2009 72.4677 6/8/2009 72.0242 6/9/2009 72.5687 6/10/2009 72.3798 6/11/2009 72.3144 6/12/2009 72.3965 6/15/2009 70.6753 6/16/2009 69.9235 6/17/2009 70.0577 6/18/2009 71.0329 6/19/2009 71.1503 6/22/2009 69.3551 6/23/2009 69.4409 6/24/2009 70.1313 6/25/2009 71.4393 6/26/2009 71.3655 6/29/2009 71.7935 6/30/2009 71.3314 7/1/2009 72.1736 7/2/2009 69.9931 7/6/2009 70.6016 7/7/2009 69.4693 7/8/2009 68.8591 7/9/2009 69.2808 7/10/2009 69.0156 7/13/2009 70.8476 7/14/2009 71.1010 7/15/2009 73.2931 7/16/2009 74.1615 7/17/2009 74.1399 7/20/2009 74.9220 7/21/2009 74.9829

Date Index Level 7/22/2009 75.2851 7/23/2009 77.5315 7/24/2009 77.9391 7/27/2009 78.4007 7/28/2009 78.4822 7/29/2009 78.0425 7/30/2009 79.0269 7/31/2009 78.9994 8/3/2009 80.1756 8/4/2009 80.5974 8/5/2009 80.1320 8/6/2009 79.6669 8/7/2009 80.6713 8/10/2009 80.4199 8/11/2009 79.7171 8/12/2009 80.3755 8/13/2009 80.9944 8/14/2009 80.0627 8/17/2009 78.5553 8/18/2009 79.2110 8/19/2009 79.8474 8/20/2009 80.5897 8/21/2009 82.1316 8/24/2009 81.9155 8/25/2009 82.2076 8/26/2009 82.1392 8/27/2009 82.3090 8/28/2009 82.2511 8/31/2009 81.5866 9/1/2009 79.6115 9/2/2009 79.5807 9/3/2009 80.2641 9/4/2009 81.4391 9/8/2009 81.7176 9/9/2009 82.5601 9/10/2009 83.3380 9/11/2009 83.3700 9/14/2009 84.1890 9/15/2009 84.8793 9/16/2009 86.1281 9/17/2009 85.6309 9/18/2009 86.0633 9/21/2009 85.7010 9/22/2009 85.8888 9/23/2009 85.4374 9/24/2009 84.4272 9/25/2009 83.9217 9/28/2009 85.4157 9/29/2009 85.0753 9/30/2009 84.9800 10/1/2009 82.7518 10/2/2009 82.2202 10/5/2009 83.5479 10/6/2009 84.7518

Date Index Level 10/7/2009 84.9179 10/8/2009 85.2272 10/9/2009 85.7217 10/12/2009 86.0711 10/13/2009 85.7722 10/14/2009 87.1757 10/15/2009 87.2983 10/16/2009 86.2770 10/19/2009 87.2280 10/20/2009 86.6316 10/21/2009 85.9992 10/22/2009 87.2692 10/23/2009 85.7984 10/26/2009 84.9521 10/27/2009 84.6745 10/28/2009 83.1148 10/29/2009 85.2293 10/30/2009 82.9906 11/2/2009 83.4063 11/3/2009 83.5581 11/4/2009 83.5899 11/5/2009 85.2195 11/6/2009 85.6691 11/9/2009 87.4845 11/10/2009 87.5517 11/11/2009 88.0269 11/12/2009 87.5014 11/13/2009 87.8992 11/16/2009 89.1369 11/17/2009 89.1936 11/18/2009 88.7837 11/19/2009 87.3489 11/20/2009 87.0751 11/23/2009 88.1633 11/24/2009 88.2945 11/25/2009 88.6746 11/27/2009 87.1666 11/30/2009 87.2620 12/1/2009 88.4762 12/2/2009 88.9081 12/3/2009 87.9574 12/4/2009 88.4645 12/7/2009 88.6798 12/8/2009 88.0113 12/9/2009 87.8257 12/10/2009 88.3956 12/11/2009 88.6928 12/14/2009 89.6365 12/15/2009 89.1214 12/16/2009 89.2572 12/17/2009 87.8854 12/18/2009 87.9784 12/21/2009 88.8666 12/22/2009 89.1887

Date Index Level 12/23/2009 89.5630 12/24/2009 89.9459 12/28/2009 90.1051 12/29/2009 90.2021 12/30/2009 90.2879 12/31/2009 89.2984 1/4/2010 90.6165 1/5/2010 91.2727 1/6/2010 91.2531 1/7/2010 91.8421 1/8/2010 92.1087 1/11/2010 92.1496 1/12/2010 91.7849 1/13/2010 92.2167 1/14/2010 92.4785 1/15/2010 91.6754 1/19/2010 92.9126 1/20/2010 91.9585 1/21/2010 90.3733 1/22/2010 88.7144 1/25/2010 89.2773 1/26/2010 88.9127 1/27/2010 89.2350 1/28/2010 88.2397 1/29/2010 87.4472 2/1/2010 88.7605 2/2/2010 90.0299 2/3/2010 89.3186 2/4/2010 86.9106 2/5/2010 86.8370 2/8/2010 86.1140 2/9/2010 87.3565 2/10/2010 87.1926 2/11/2010 88.0058 2/12/2010 87.8765 2/16/2010 89.1850 2/17/2010 89.6090 2/18/2010 90.1676 2/19/2010 90.3024 2/22/2010 90.2660 2/23/2010 89.2946 2/24/2010 90.3016 2/25/2010 90.0488 2/26/2010 90.2458 3/1/2010 91.1660 3/2/2010 91.2814 3/3/2010 91.4205 3/4/2010 91.7478 3/5/2010 92.9212 3/8/2010 93.0175 3/9/2010 92.9740 3/10/2010 93.5173 3/11/2010 93.9339 3/12/2010 94.0321

Date Index Level 3/15/2010 94.2714 3/16/2010 95.3658 3/17/2010 95.8907 3/18/2010 96.1011 3/19/2010 95.4837 3/22/2010 96.1454 3/23/2010 97.0973 3/24/2010 96.4891 3/25/2010 96.2294 3/26/2010 96.3189 3/29/2010 96.8795 3/30/2010 96.8645 3/31/2010 96.3893 4/1/2010 97.1630 4/5/2010 98.0258 4/6/2010 97.9853 4/7/2010 97.3165 4/8/2010 97.5196 4/9/2010 98.0895 4/12/2010 98.2146 4/13/2010 98.2469 4/14/2010 99.5197 4/15/2010 99.9389 4/16/2010 98.5543 4/19/2010 99.1014 4/20/2010 99.4328 4/21/2010 98.8870 4/22/2010 99.2586 4/23/2010 100.0359 4/26/2010 99.7952 4/27/2010 97.3293 4/28/2010 97.8546 4/29/2010 99.2638 4/30/2010 97.3286 5/3/2010 98.4500 5/4/2010 95.9802 5/5/2010 95.3527 5/6/2010 92.5168 5/7/2010 90.9914 5/10/2010 95.0522 5/11/2010 95.0352 5/12/2010 96.8750 5/13/2010 95.8382 5/14/2010 94.0987 5/17/2010 94.5949 5/18/2010 93.2209 5/19/2010 92.8121 5/20/2010 89.3725 5/21/2010 90.6261 5/24/2010 89.4381 5/25/2010 89.5168 5/26/2010 89.1389 5/27/2010 92.2090 5/28/2010 91.0739

Date Index Level 6/1/2010 89.6838 6/2/2010 91.8827 6/3/2010 92.4116 6/4/2010 89.1163 6/7/2010 88.0277 6/8/2010 89.1059 6/9/2010 88.9419 6/10/2010 91.4293 6/11/2010 91.6813 6/14/2010 91.6560 6/15/2010 93.7040 6/16/2010 93.2878 6/17/2010 93.6519 6/18/2010 93.5694 6/21/2010 93.2584 6/22/2010 91.7516 6/23/2010 91.5329 6/24/2010 89.9975 6/25/2010 89.9025 6/28/2010 90.0828 6/29/2010 87.3680 6/30/2010 86.3412 7/1/2010 86.1828 7/2/2010 85.7218 7/6/2010 86.1480 7/7/2010 88.9000 7/8/2010 89.8677 7/9/2010 90.4813 7/12/2010 90.3173 7/13/2010 91.7644 7/14/2010 91.8167 7/15/2010 91.6806 7/16/2010 89.1781 7/19/2010 89.7180 7/20/2010 90.7143 7/21/2010 89.3561 7/22/2010 91.3986 7/23/2010 92.2944 7/26/2010 93.4929 7/27/2010 93.4943 7/28/2010 92.6320 7/29/2010 92.1431 7/30/2010 92.3157 8/2/2010 94.0189 8/3/2010 93.0868 8/4/2010 93.8952 8/5/2010 94.1084 8/6/2010 94.0401 8/9/2010 94.7676 8/10/2010 94.1142 8/11/2010 91.4468 8/12/2010 91.2114 8/13/2010 90.9058 8/16/2010 90.9702

Date Index Level 8/17/2010 92.1336 8/18/2010 92.5021 8/19/2010 90.8238 8/20/2010 90.5116 8/23/2010 89.9773 8/24/2010 88.7716 8/25/2010 89.2128 8/26/2010 88.6187 8/27/2010 90.1469 8/30/2010 88.6413 8/31/2010 88.6880 9/1/2010 91.1314 9/2/2010 91.9791 9/3/2010 93.1406 9/7/2010 91.9623 9/8/2010 92.6150 9/9/2010 93.2544 9/10/2010 93.5280 9/13/2010 94.5983 9/14/2010 94.6757 9/15/2010 95.2745 9/16/2010 95.3457 9/17/2010 95.2492 9/20/2010 96.5711 9/21/2010 96.3914 9/22/2010 96.0287 9/23/2010 95.3853 9/24/2010 97.3650 9/27/2010 96.8417 9/28/2010 97.6137 9/29/2010 97.0204 9/30/2010 96.7246 10/1/2010 97.0650 10/4/2010 96.3198 10/5/2010 98.2547 10/6/2010 97.9987 10/7/2010 97.8494 10/8/2010 98.5378 10/11/2010 98.5746 10/12/2010 99.0989 10/13/2010 99.7494 10/14/2010 99.7233 10/15/2010 99.6328 10/18/2010 99.8882 10/19/2010 98.3700 10/20/2010 99.3800 10/21/2010 99.4179 10/22/2010 99.6523 10/25/2010 100.2386 10/26/2010 100.0387 10/27/2010 100.0207 10/28/2010 100.0851 10/29/2010 100.1055 11/1/2010 100.1177

Date Index Level 11/2/2010 100.5580 11/3/2010 100.9285 11/4/2010 102.7967 11/5/2010 102.9498 11/8/2010 102.7403 11/9/2010 102.0782 11/10/2010 102.2793 11/11/2010 101.9686 11/12/2010 101.2259 11/15/2010 101.0439 11/16/2010 99.4798 11/17/2010 99.8207 11/18/2010 101.1816 11/19/2010 101.5627 11/22/2010 101.5822 11/23/2010 100.2784 11/24/2010 101.6998 11/26/2010 101.0151 11/29/2010 100.9347 11/30/2010 100.5540 12/1/2010 102.7556 12/2/2010 103.7665 12/3/2010 103.8312 12/6/2010 103.6998 12/7/2010 103.9722 12/8/2010 104.4485 12/9/2010 104.7466 12/10/2010 105.0827 12/13/2010 104.7825 12/14/2010 105.2203 12/15/2010 104.5853 12/16/2010 105.0903 12/17/2010 105.0925 12/20/2010 105.2437 12/21/2010 105.6309 12/22/2010 105.8726 12/23/2010 105.7918 12/27/2010 105.6995 12/28/2010 105.6902 12/29/2010 105.8330 12/30/2010 105.7697 12/31/2010 105.8434 1/3/2011 106.8616 1/4/2011 106.8351 1/5/2011 107.1687 1/6/2011 106.9418 1/7/2011 106.3629 1/10/2011 106.2888 1/11/2011 106.5764 1/12/2011 107.3153 1/13/2011 107.1495 1/14/2011 107.6912 1/18/2011 107.6871 1/19/2011 106.6344

Date Index Level 1/20/2011 106.4458 1/21/2011 106.8097 1/24/2011 107.5153 1/25/2011 107.5409 1/26/2011 107.8362 1/27/2011 108.1738 1/28/2011 106.4328 1/31/2011 106.7444 2/1/2011 108.5796 2/2/2011 108.1213 2/3/2011 108.8822 2/4/2011 109.7412 2/7/2011 109.9619 2/8/2011 110.5499 2/9/2011 110.2052 2/10/2011 110.1665 2/11/2011 110.8701 2/14/2011 110.7006 2/15/2011 110.5472 2/16/2011 111.2558 2/17/2011 112.0546 2/18/2011 112.0519 2/22/2011 109.9404 2/23/2011 108.7302 2/24/2011 108.8974 2/25/2011 110.1367 2/28/2011 110.5975 3/1/2011 108.9563 3/2/2011 109.1797 3/3/2011 110.8438 3/4/2011 110.2114 3/7/2011 109.1926 3/8/2011 110.1584 3/9/2011 110.1499 3/10/2011 108.0855 3/11/2011 108.7868 3/14/2011 107.9273 3/15/2011 106.5345 3/16/2011 104.7015 3/17/2011 105.7594 3/18/2011 106.4491 3/21/2011 107.7788 3/22/2011 107.5243 3/23/2011 107.8161 3/24/2011 108.9200 3/25/2011 109.2111 3/28/2011 109.2012 3/29/2011 109.7082 3/30/2011 110.7072 3/31/2011 110.3999 4/1/2011 110.8439 4/4/2011 111.1587 4/5/2011 111.3008 4/6/2011 111.4847

Date Index Level 4/7/2011 111.2729 4/8/2011 110.7185 4/11/2011 110.7895 4/12/2011 110.0878 4/13/2011 110.0554 4/14/2011 110.1759 4/15/2011 110.9077 4/18/2011 109.6928 4/19/2011 110.3644 4/20/2011 112.1960 4/21/2011 112.8234 4/25/2011 112.6258 4/26/2011 113.7591 4/27/2011 114.4435 4/28/2011 114.8522 4/29/2011 115.0485 5/2/2011 115.1758 5/3/2011 115.1723 5/4/2011 114.5563 5/5/2011 113.5778 5/6/2011 114.0933 5/9/2011 114.8888 5/10/2011 115.6969 5/11/2011 114.6397 5/12/2011 115.3323 5/13/2011 114.4172 5/16/2011 113.9043 5/17/2011 113.5654 5/18/2011 114.7085 5/19/2011 114.8757 5/20/2011 113.9134 5/23/2011 112.6382 5/24/2011 112.4005 5/25/2011 112.7295 5/26/2011 113.0765 5/27/2011 113.6767 5/31/2011 114.8107 6/1/2011 112.4270 6/2/2011 112.3789 6/3/2011 110.8892 6/6/2011 109.8765 6/7/2011 110.0008 6/8/2011 109.1156 6/9/2011 110.0520 6/10/2011 108.6564 6/13/2011 108.9076 6/14/2011 110.2539 6/15/2011 108.3061 6/16/2011 108.5115 6/17/2011 108.8911 6/20/2011 109.5318 6/21/2011 111.1781 6/22/2011 110.4494 6/23/2011 110.1525

Date Index Level 6/24/2011 109.2414 6/27/2011 109.8294 6/28/2011 111.0532 6/29/2011 112.8501 6/30/2011 113.8013 7/1/2011 115.4913 7/5/2011 114.9813 7/6/2011 115.2129 7/7/2011 116.3880 7/8/2011 115.5778 7/11/2011 113.4578 7/12/2011 112.7690 7/13/2011 113.1608 7/14/2011 112.3985 7/15/2011 112.4885 7/18/2011 111.2635 7/19/2011 113.1079 7/20/2011 113.0994 7/21/2011 114.1222 7/22/2011 114.2029 7/25/2011 113.3540 7/26/2011 113.0187 7/27/2011 110.8729 7/28/2011 110.2740 7/29/2011 109.5493 8/1/2011 109.1441 8/2/2011 106.3266 8/3/2011 107.3763 8/4/2011 102.1348 8/5/2011 102.0500 8/8/2011 95.5091 8/9/2011 99.9447 8/10/2011 95.6241 8/11/2011 100.1308 8/12/2011 100.7195 8/15/2011 102.3273 8/16/2011 101.4228 8/17/2011 101.4454 8/18/2011 96.8580 8/19/2011 94.6583 8/22/2011 94.7456 8/23/2011 97.7782 8/24/2011 99.0835 8/25/2011 97.4283 8/26/2011 98.4825 8/29/2011 101.3020 8/30/2011 101.7009 8/31/2011 102.0577 9/1/2011 100.8150 9/2/2011 98.1139 9/6/2011 96.9265 9/7/2011 99.8702 9/8/2011 98.8521 9/9/2011 96.4696

Date Index Level 9/12/2011 97.1024 9/13/2011 98.2588 9/14/2011 99.8342 9/15/2011 101.6841 9/16/2011 102.3681 9/19/2011 100.9784 9/20/2011 100.7265 9/21/2011 98.1642 9/22/2011 95.2133 9/23/2011 95.8123 9/26/2011 97.9726 9/27/2011 99.2064 9/28/2011 96.9068 9/29/2011 97.6388 9/30/2011 94.9819 10/3/2011 92.2667 10/4/2011 94.4759 10/5/2011 96.5624 10/6/2011 98.5769 10/7/2011 97.9608 10/10/2011 101.2669 10/11/2011 101.3390 10/12/2011 102.5886 10/13/2011 102.2249 10/14/2011 103.6668 10/17/2011 101.0324 10/18/2011 103.2769 10/19/2011 102.0681 10/20/2011 102.5611 10/21/2011 104.3475 10/24/2011 105.9276 10/25/2011 103.5230 10/26/2011 104.7142 10/27/2011 108.5016 10/28/2011 108.7714 10/31/2011 105.9384 11/1/2011 103.0972 11/2/2011 104.6514 11/3/2011 106.9694 11/4/2011 106.3625 11/7/2011 107.1179 11/8/2011 108.1929 11/9/2011 104.4933 11/10/2011 105.4018 11/11/2011 107.5076 11/14/2011 106.4454 11/15/2011 107.3146 11/16/2011 105.6390 11/17/2011 103.8350 11/18/2011 104.0320 11/21/2011 102.2022 11/22/2011 101.5833 11/23/2011 99.4221 11/25/2011 99.3859

Date Index Level 11/28/2011 102.1813 11/29/2011 102.7367 11/30/2011 107.2871 12/1/2011 107.2757 12/2/2011 106.9478 12/5/2011 107.9817 12/6/2011 108.1740 12/7/2011 108.6197 12/8/2011 106.1410 12/9/2011 107.5422 12/12/2011 105.8775 12/13/2011 104.8454 12/14/2011 104.2043 12/15/2011 104.7201 12/16/2011 105.2045 12/19/2011 103.8474 12/20/2011 106.7768 12/21/2011 107.3824 12/22/2011 108.3768 12/23/2011 109.5452 12/27/2011 109.5057 12/28/2011 108.1413 12/29/2011 109.4347 12/30/2011 108.8404 1/3/2012 110.1433 1/4/2012 110.3011 1/5/2012 110.7687 1/6/2012 110.4996 1/9/2012 110.9359 1/10/2012 111.7985 1/11/2012 112.1102 1/12/2012 112.6901 1/13/2012 111.9963 1/17/2012 112.4539 1/18/2012 113.8495 1/19/2012 114.2240 1/20/2012 114.5598 1/23/2012 114.2952 1/24/2012 114.0528 1/25/2012 114.4240 1/26/2012 113.4688 1/27/2012 113.4541 1/30/2012 113.0442 1/31/2012 113.0937 2/1/2012 114.4823 2/2/2012 114.5926 2/3/2012 115.8016 2/6/2012 115.3486 2/7/2012 115.6290 2/8/2012 116.0478 2/9/2012 116.1282 2/10/2012 115.2414 2/13/2012 115.6048 2/14/2012 115.5401

Date Index Level 2/15/2012 115.1828 2/16/2012 116.1224 2/17/2012 116.7665 2/21/2012 116.6713 2/22/2012 116.2440 2/23/2012 116.5018 2/24/2012 116.5507 2/27/2012 116.5694 2/28/2012 117.1522 2/29/2012 116.5202 3/1/2012 117.0312 3/2/2012 116.6735 3/5/2012 116.2932 3/6/2012 114.4125 3/7/2012 115.1745 3/8/2012 116.4049 3/9/2012 116.7691 3/12/2012 116.6852 3/13/2012 118.7151 3/14/2012 118.3841 3/15/2012 119.3951 3/16/2012 119.4513 3/19/2012 119.8499 3/20/2012 119.4865 3/21/2012 119.2648 3/22/2012 118.4475 3/23/2012 118.8372 3/26/2012 120.3757 3/27/2012 120.0310 3/28/2012 119.5215 3/29/2012 119.4183 3/30/2012 119.9197 4/2/2012 120.8932 4/3/2012 120.4102 4/4/2012 119.4784 4/5/2012 119.3527 4/9/2012 117.7564 4/10/2012 115.8316 4/11/2012 116.9246 4/12/2012 118.9017 4/13/2012 117.8005 4/16/2012 118.0689 4/17/2012 119.6295 4/18/2012 118.9875 4/19/2012 118.6851 4/20/2012 119.0315 4/23/2012 117.8582 4/24/2012 118.5817 4/25/2012 120.0084 4/26/2012 120.4780 4/27/2012 120.3379 4/30/2012 119.8746 5/1/2012 120.6118 5/2/2012 120.4883

Date Index Level 5/3/2012 119.3891 5/4/2012 117.9036 5/7/2012 118.0210 5/8/2012 117.5308 5/9/2012 116.5242 5/10/2012 117.2714 5/11/2012 117.2152 5/14/2012 116.0420 5/15/2012 115.3350 5/16/2012 114.8684 5/17/2012 113.3833 5/18/2012 112.5158 5/21/2012 113.9853 5/22/2012 114.0286 5/23/2012 113.7528 5/24/2012 114.4782 5/25/2012 114.3994 5/29/2012 115.6623 5/30/2012 114.3558 5/31/2012 114.1023 6/1/2012 111.0864 6/4/2012 110.9628 6/5/2012 111.6724 6/6/2012 113.9997 6/7/2012 114.0920 6/8/2012 115.1041 6/11/2012 113.8687 6/12/2012 115.1833 6/13/2012 114.5397 6/14/2012 115.7767 6/15/2012 116.6187 6/18/2012 116.5517 6/19/2012 117.5200 6/20/2012 117.2578 6/21/2012 115.1333 6/22/2012 116.1108 6/25/2012 114.4006 6/26/2012 114.7156 6/27/2012 115.7697 6/28/2012 115.4524 6/29/2012 118.0952 7/2/2012 118.3418 7/3/2012 118.8023 7/5/2012 118.2905 7/6/2012 117.3531 7/9/2012 117.0636 7/10/2012 116.2078 7/11/2012 116.3133 7/12/2012 115.9288 7/13/2012 117.7149 7/16/2012 117.5976 7/17/2012 118.5469 7/18/2012 119.1033 7/19/2012 118.8346

Date Index Level 7/20/2012 117.7718 7/23/2012 116.6351 7/24/2012 115.4328 7/25/2012 115.5391 7/26/2012 117.3476 7/27/2012 119.2668 7/30/2012 119.1761 7/31/2012 118.5853 8/1/2012 118.1116 8/2/2012 117.3058 8/3/2012 119.5734 8/6/2012 119.9582 8/7/2012 120.4181 8/8/2012 120.8170 8/9/2012 120.6576 8/10/2012 120.9041 8/13/2012 120.5529 8/14/2012 120.5828 8/15/2012 120.7146 8/16/2012 121.3926 8/17/2012 121.3320 8/20/2012 121.5041 8/21/2012 121.2166 8/22/2012 121.1123 8/23/2012 119.9735 8/24/2012 120.7761 8/27/2012 120.5791 8/28/2012 120.3646 8/29/2012 120.7472 8/30/2012 119.8649 8/31/2012 120.3667 9/4/2012 120.3752 9/5/2012 120.4314 9/6/2012 122.8521 9/7/2012 123.0170 9/10/2012 122.7133 9/11/2012 123.0720 9/12/2012 123.2683 9/13/2012 125.4312 9/14/2012 125.5741 9/17/2012 125.0619 9/18/2012 125.1033 9/19/2012 125.6983 9/20/2012 125.7487 9/21/2012 125.6832 9/24/2012 125.6247 9/25/2012 124.8723 9/26/2012 124.3293 9/27/2012 125.4012 9/28/2012 125.0749 10/1/2012 125.7837 10/2/2012 125.7234 10/3/2012 126.3239 10/4/2012 127.4648

Date Index Level 10/5/2012 127.6436 10/8/2012 127.3106 10/9/2012 126.1816 10/10/2012 125.4996 10/11/2012 125.5559 10/12/2012 124.9153 10/15/2012 126.0748 10/16/2012 126.9688 10/17/2012 127.4551 10/18/2012 126.8579 10/19/2012 124.7783 10/22/2012 124.6184 10/23/2012 122.8499 10/24/2012 122.5063 10/25/2012 123.1470 10/26/2012 122.8487 10/31/2012 122.9492 11/1/2012 124.1670 11/2/2012 122.9342 11/5/2012 123.0106 11/6/2012 123.9062 11/7/2012 121.3980 11/8/2012 120.2200 11/9/2012 120.2256 11/12/2012 120.2415 11/13/2012 119.8167 11/14/2012 118.0514 11/15/2012 117.8629 11/16/2012 118.3435 11/19/2012 120.5396 11/20/2012 120.6120 11/21/2012 120.7505 11/23/2012 122.2545 11/26/2012 121.8039 11/27/2012 121.1445 11/28/2012 122.1198 11/29/2012 122.7409 11/30/2012 122.7763 12/3/2012 121.9935 12/4/2012 121.8460 12/5/2012 122.7913 12/6/2012 123.2268 12/7/2012 123.8275 12/10/2012 123.8573 12/11/2012 124.5626 12/12/2012 124.7109 12/13/2012 124.0721 12/14/2012 123.8774 12/17/2012 125.3087 12/18/2012 126.4162 12/19/2012 125.4475 12/20/2012 126.3318 12/21/2012 125.2796 12/24/2012 124.8597

Date Index Level 12/26/2012 124.3981 12/27/2012 124.1620 12/28/2012 122.9296 12/31/2012 124.7530 1/2/2013 127.8177 1/3/2013 127.8045 1/4/2013 128.7958 1/7/2013 128.4527 1/8/2013 128.2293 1/9/2013 128.8421 1/10/2013 129.9236 1/11/2013 129.6009 1/14/2013 129.4842 1/15/2013 129.7200 1/16/2013 129.5101 1/17/2013 130.0781 1/18/2013 130.5630 1/22/2013 131.1922 1/23/2013 131.8050 1/24/2013 132.2739 1/25/2013 132.8451 1/28/2013 132.5181 1/29/2013 133.0229 1/30/2013 132.5997 1/31/2013 132.6006 2/1/2013 134.0384 2/4/2013 132.5764 2/5/2013 133.8174 2/6/2013 133.9952 2/7/2013 133.6266 2/8/2013 134.1072 2/11/2013 134.0472 2/12/2013 134.6077 2/13/2013 134.6161 2/14/2013 134.8247 2/15/2013 135.0656 2/19/2013 136.1526 2/20/2013 134.5473 2/21/2013 134.1532 2/22/2013 135.2976 2/25/2013 133.1131 2/26/2013 133.9129 2/27/2013 135.4850 2/28/2013 135.3736 3/1/2013 135.7864 3/4/2013 136.7360 3/5/2013 138.0443 3/6/2013 138.3585 3/7/2013 138.7695 3/8/2013 139.7068 3/11/2013 140.1609 3/12/2013 139.7980 3/13/2013 140.0814 3/14/2013 140.9279

Date Index Level 3/15/2013 140.5165 3/18/2013 139.7241 3/19/2013 139.5281 3/20/2013 140.2895 3/21/2013 139.1969 3/22/2013 140.2433 3/25/2013 139.7946 3/26/2013 141.0864 3/27/2013 140.7945 3/28/2013 141.5108 4/1/2013 140.9938 4/2/2013 141.6461 4/3/2013 140.2339 4/4/2013 140.9961 4/5/2013 140.2470 4/8/2013 141.0080 4/9/2013 141.2809 4/10/2013 143.0474 4/11/2013 143.6345 4/12/2013 143.1721 4/15/2013 140.6393 4/16/2013 142.7332 4/17/2013 140.9759 4/18/2013 140.4160 4/19/2013 141.4828 4/22/2013 141.5451 4/23/2013 143.1761 4/24/2013 142.7586 4/25/2013 143.5872 4/26/2013 143.4051 4/29/2013 144.5908 4/30/2013 144.5100 5/1/2013 143.1550 5/2/2013 144.7148 5/3/2013 146.0061 5/6/2013 145.7649 5/7/2013 146.8899 5/8/2013 147.7784 5/9/2013 147.1672 5/10/2013 147.8645 5/13/2013 147.8751 5/14/2013 149.3705 5/15/2013 150.6831 5/16/2013 149.5700 5/17/2013 150.6907 5/20/2013 150.2657 5/21/2013 150.2599 5/22/2013 149.2351 5/23/2013 149.0537 5/24/2013 149.0224 5/28/2013 149.8613 5/29/2013 148.6175 5/30/2013 149.0609 5/31/2013 146.7402

Date Index Level 6/3/2013 147.6591 6/4/2013 147.0757 6/5/2013 145.0962 6/6/2013 146.4729 6/7/2013 148.4252 6/10/2013 148.6872 6/11/2013 147.1705 6/12/2013 146.2440 6/13/2013 148.2020 6/14/2013 147.2429 6/17/2013 148.2906 6/18/2013 149.6195 6/19/2013 147.6891 6/20/2013 144.0724 6/21/2013 144.4683 6/24/2013 142.3408 6/25/2013 143.9891 6/26/2013 145.2470 6/27/2013 146.2308 6/28/2013 145.3490 7/1/2013 146.0674 7/2/2013 145.5614 7/3/2013 145.5813 7/5/2013 147.0212 7/8/2013 148.0557 7/9/2013 148.7421 7/10/2013 148.6375 7/11/2013 150.6116 7/12/2013 151.1875 7/15/2013 151.4858 7/16/2013 150.7862 7/17/2013 151.6974 7/18/2013 152.6320 7/19/2013 152.8956 7/22/2013 153.6570 7/23/2013 153.7189 7/24/2013 152.8406 7/25/2013 153.5946 7/26/2013 153.7321 7/29/2013 153.1946 7/30/2013 153.0896 7/31/2013 152.5681 8/1/2013 154.5438 8/2/2013 155.2035 8/5/2013 154.8728 8/6/2013 153.7922 8/7/2013 153.0330 8/8/2013 153.6036 8/9/2013 153.0118 8/12/2013 152.7186 8/13/2013 153.0404 8/14/2013 152.1992 8/15/2013 150.3687 8/16/2013 149.6271

Date Index Level 8/19/2013 148.8009 8/20/2013 149.4310 8/21/2013 148.7484 8/22/2013 149.4478 8/23/2013 149.9649 8/26/2013 148.9193 8/27/2013 146.7325 8/28/2013 146.8963 8/29/2013 147.3670 8/30/2013 146.9711 9/3/2013 147.6388 9/4/2013 148.5549 9/5/2013 148.7497 9/6/2013 148.4261 9/9/2013 149.7774 9/10/2013 151.1992 9/11/2013 151.8531 9/12/2013 151.4777 9/13/2013 152.2880 9/16/2013 153.3975 9/17/2013 153.9138 9/18/2013 155.7380 9/19/2013 154.9260 9/20/2013 153.8069 9/23/2013 152.8305 9/24/2013 152.1642 9/25/2013 151.8275 9/26/2013 152.3295 9/27/2013 151.4951 9/30/2013 150.4206 10/1/2013 151.5349 10/2/2013 151.4191 10/3/2013 150.2473 10/4/2013 151.1699 10/7/2013 149.6300 10/8/2013 148.0159 10/9/2013 148.5762 10/10/2013 151.8007 10/11/2013 152.4749 10/14/2013 153.1913 10/15/2013 151.9906 10/16/2013 154.6399 10/17/2013 155.5186 10/18/2013 157.3621 10/21/2013 157.3241 10/22/2013 158.5675 10/23/2013 157.7857 10/24/2013 158.0303 10/25/2013 158.4503 10/28/2013 158.8226 10/29/2013 160.0680 10/30/2013 159.4055 10/31/2013 158.1998 11/1/2013 158.9649

Date Index Level 11/4/2013 159.1786 11/5/2013 158.6495 11/6/2013 159.7799 11/7/2013 157.8214 11/8/2013 160.0975 11/11/2013 160.1925 11/12/2013 159.8664 11/13/2013 161.6421 11/14/2013 162.6029 11/15/2013 163.2799 11/18/2013 162.9305 11/19/2013 162.7554 11/20/2013 162.3528 11/21/2013 163.7553 11/22/2013 164.4565 11/25/2013 164.4594 11/26/2013 164.5153 11/27/2013 164.9458 11/29/2013 164.4955 12/2/2013 164.0774 12/3/2013 163.0516 12/4/2013 163.1507 12/5/2013 162.1555 12/6/2013 164.2798 12/9/2013 164.5363 12/10/2013 164.0406 12/11/2013 162.0508 12/12/2013 161.2484 12/13/2013 161.2604 12/16/2013 162.2421 12/17/2013 161.9267 12/18/2013 164.9509 12/19/2013 165.0941 12/20/2013 165.2813 12/23/2013 166.2726 12/24/2013 166.8307 12/26/2013 167.6462 12/27/2013 167.7275 12/30/2013 167.8605 12/31/2013 168.3503 1/2/2014 167.1597 1/3/2014 167.6739 1/6/2014 167.7025 1/7/2014 168.6374 1/8/2014 168.7506 1/9/2014 168.9879 1/10/2014 169.1123 1/13/2014 166.8902 1/14/2014 168.6318 1/15/2014 169.7615 1/16/2014 169.3194 1/17/2014 168.6895 1/21/2014 168.6660 1/22/2014 168.4139

Date Index Level 1/23/2014 166.8785 1/24/2014 163.3561 1/27/2014 162.5329 1/28/2014 164.2006 1/29/2014 162.3809 1/30/2014 163.9710 1/31/2014 163.1840 2/3/2014 159.3500 2/4/2014 160.4801 2/5/2014 160.4974 2/6/2014 162.9028 2/7/2014 164.7145 2/10/2014 164.8845 2/11/2014 166.8437 2/12/2014 166.5796 2/13/2014 167.2952 2/14/2014 168.0700 2/18/2014 167.9771 2/19/2014 166.8855 2/20/2014 168.0068 2/21/2014 167.7689 2/24/2014 168.6342 2/25/2014 168.3948 2/26/2014 168.2746 2/27/2014 169.2421 2/28/2014 169.8376 3/3/2014 168.4854 3/4/2014 171.3618 3/5/2014 171.9308 3/6/2014 172.4969 3/7/2014 172.5721 3/10/2014 172.3734 3/11/2014 171.5273 3/12/2014 171.4547 3/13/2014 169.6356 3/14/2014 169.0303 3/17/2014 171.0108 3/18/2014 172.1890 3/19/2014 171.2332 3/20/2014 172.4848 3/21/2014 171.9869 3/24/2014 171.1071 3/25/2014 171.9986 3/26/2014 170.8855 3/27/2014 170.1197 3/28/2014 170.6920 3/31/2014 172.0403 4/1/2014 173.0700 4/2/2014 173.4505 4/3/2014 173.4271 4/4/2014 171.3618 4/7/2014 169.7694 4/8/2014 170.3872 4/9/2014 172.0196

Date Index Level 4/10/2014 168.8592 4/11/2014 167.2549 4/14/2014 168.8323 4/15/2014 169.7544 4/16/2014 171.2959 4/17/2014 171.0132 4/21/2014 171.3964 4/22/2014 171.7033 4/23/2014 171.7960 4/24/2014 171.5414 4/25/2014 170.3145 4/28/2014 170.7034 4/29/2014 171.8054 4/30/2014 172.1628 5/1/2014 171.9010 5/2/2014 171.7939 5/5/2014 171.7974 5/6/2014 170.0851 5/7/2014 171.3737 5/8/2014 171.6404 5/9/2014 171.7623 5/12/2014 173.3660 5/13/2014 173.5362 5/14/2014 172.4550 5/15/2014 170.8318 5/16/2014 171.2435 5/19/2014 172.0376 5/20/2014 170.8757 5/21/2014 172.2778 5/22/2014 172.8397 5/23/2014 173.6418 5/27/2014 174.4280 5/28/2014 174.2992 5/29/2014 174.9565 5/30/2014 175.5037 6/2/2014 175.7822 6/3/2014 175.4598 6/4/2014 175.6468 6/5/2014 176.8111 6/6/2014 177.3862 6/9/2014 177.6097 6/10/2014 177.4198 6/11/2014 176.4901 6/12/2014 175.6310 6/13/2014 176.4407 6/16/2014 176.4298 6/17/2014 176.7806 6/18/2014 178.1779 6/19/2014 178.6839 6/20/2014 178.8100 6/23/2014 178.6536 6/24/2014 177.4309 6/25/2014 178.2049 6/26/2014 178.0273

Date Index Level 6/27/2014 178.3616 6/30/2014 178.2872 7/1/2014 179.4631 7/2/2014 179.7321 7/3/2014 180.5360 7/7/2014 179.8382 7/8/2014 178.7680 7/9/2014 179.4024 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Selected Risk Considerations An investment in the Barclays ETNs linked to the index described herein (the “ETNs”) involves risks. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable prospectus supplement and pricing supplement. You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the daily investor fee, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to a daily investor fee, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs. Issuer Redemption: Barclays Bank PLC has the right to redeem or “call” the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity. The Value of the ETNs Will Depend Upon the Success of the Index: There can be no assurance that the gender diversity-based selection strategy of the index will be successful or that the index will able to outperform any stock index whose selection of constituent stocks is not based on the gender diversity criteria of the Index. The Index May Be Subject to Concentration Risks: The index may be more concentrated in a few industry sectors than more broad-based indices, which may subject the performance of the index to greater volatility and cause the index to be more adversely affected by negative economic, political or regulatory occurrences affecting those industry sectors than a more broadly diversified stock index. Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the applicable valuation date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices and forward volatility levels of the index constituents and the stock markets on which the index constituents are listed or traded and prevailing market prices of options on the index, any of the index constituents or any other financial instruments related to the index or any of the index Constituents; supply and demand for the ETNs and economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although we have applied to list the ETNs on NYSE Arca, we cannot guarantee that such application will be approved, and a trading market for the ETNs may not exist at any time. Even if there is a secondary market for the ETNs, whether as a result of any listing of the ETNs or on an over-the-counter basis, it may not provide enough liquidity for you to trade or sell your ETNs easily, as we are not required to maintain any listing of the ETNs. No Interest Payments from the ETNs: You will not receive any periodic interest payments on your ETNs. Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 25,000 ETNs or fewer than 25,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. .You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. The Barclays Women in Leadership Total Return USD IndexTM is a trademark of Barclays Bank PLC. ©2014 Barclays Bank PLC. All rights reserved. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE